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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) - June 23, 2005
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                                  CAPRIUS, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-11914                22-2457487
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                  One Parker Plaza, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code - (201) 592-8838
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ITEM 8.01  OTHER EVENTS
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               On June 23, 2005, Caprius, Inc. issued a press release announcing that its subsidiary, M.C.M. Environmental Technologies ("MCM"), sold two
SteriMed systems to a distributor in Greece.

               A copy of the press release announcing the sale is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

     (c)       99.1   Press Release, dated June 23, 2005


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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAPRIUS, INC.



                                      By:  /s/ Jonathan Joels
                                           ------------------------------------
                                           Jonathan Joels, Treasurer and CFO


Dated:  June 24, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
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NUMBER      EXHIBIT
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99.1        Press Release of Caprius, Inc. dated June 23, 2005.


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